Exhibit 10.4

UNLIMITED CONTINUING GUARANTY

          THIS UNLIMITED CONTINUING GUARANTY (as it may be amended and/or restated from time to time and at any time, this “Guaranty”) is made effective as of April 30, 2009 (the “Effective Date”), by [Name of Subsidiary], a ___________________ (“Guarantor”) in favor of JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), for the ratable benefit of the Lenders.

Preliminary Statements

          A. Escalade, Incorporated, an Indiana corporation (“Debtor”), has executed a the Credit Agreement, dated as of April 30, 2009, among Debtor, the Administrative Agent and the Lenders party thereto (as it has been and hereafter may be amended and/or restated from time to time and at anytime, the “Credit Agreement”).

          B. Pursuant to the Credit Agreement and the other Loan Documents, the Lenders made loans and other extensions of credit to Debtor.

          C. Guarantor is entering into this Security Agreement in order to induce the Lenders to enter into and extend credit to Debtor under the Credit Agreement.

Guaranty

          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and in consideration of credit given, being given and to be given, and of other financial accommodations afforded or to be afforded by the Lenders to Debtor, Guarantor hereby unconditionally guarantees to the Administrative Agent, for the ratable benefit of the Lenders, the full and prompt payment when due of the Guaranty Obligations.

          Terms that are defined in the Credit Agreement and not otherwise defined in this Guaranty shall have the meanings ascribed to such terms in the Credit Agreement when used in this Guaranty. When used in this Guaranty, the following terms shall have the following meanings:

(a)

“Guaranty Obligations” means, collectively: (1) all Secured Obligations now existing or hereafter arising; and (2) all costs, expenses and reasonable attorneys’ fees paid or incurred by the Administrative Agent and/or any Lender in the enforcement or collection of any of the foregoing, including without limitation, in the enforcement of this Guaranty.

(b)

“Person” means an individual, a corporation, a limited or general partnership, a limited liability company, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

(c)	“Secured Obligations” has the meaning ascribed to it in clause (i) of the definition of “Secured Obligations” set forth in the Credit Agreement.

          This Guaranty is an absolute and unconditional guarantee of the payment of the Guaranty Obligations, and shall continue and be in full force and effect until all of the Guaranty Obligations shall be fully paid and no further Guaranty Obligations may thereafter arise. Certain other Persons may guarantee payment of all or part of the Guaranty Obligations (such Persons being referred to herein collectively as the “Other Guarantors”). Guarantor acknowledges and agrees that Guarantor’s liability with respect to the Guaranty Obligations shall not be diminished, discharged, released or otherwise affected in any way in the event any of the Other Guarantors fails to execute a guaranty of all or any part of the Guaranty Obligations, fails to be bound thereby, fails to perform thereunder, is released therefrom or in the event that such guaranty shall be invalid or unenforceable in whole or in part for any reason.

          Guarantor expressly waives presentment for payment, demand, notice of demand and of dishonor and nonpayment of the Guaranty Obligations, protest and notice of protest, diligence in collecting and in the bringing of suit against any other Person, and neither the Administrative Agent nor any Lender shall be under any obligation to notify Guarantor of acceptance of this Guaranty by the Administrative Agent or of any advances made or credit extended on the faith hereof or the failure of Debtor to pay any of the Guaranty Obligations as they mature, or to use diligence in preserving the liability of any Person (including, without limitation, Debtor) on the Guaranty Obligations or in bringing suit to enforce collection of the Guaranty Obligations. To the full extent allowed by applicable law, Guarantor waives all defenses given to sureties or guarantors at law or in equity other than the actual payment of the Guaranty Obligations and waives, to the full extent allowed by applicable law, all defenses based upon questions as to the validity, legality or enforceability of the Guaranty Obligations.

          The Administrative Agent and/or any Lender, without authorization from or notice to Guarantor and without impairing or affecting the liability of Guarantor hereunder, may from time to time at its discretion and with or without valuable consideration, alter, compromise, accelerate, extend or change the time or manner for the payment of any or all of the Guaranty Obligations owed to it, extend additional loans, credit and financial accommodations and otherwise create additional Guaranty Obligations, increase or reduce the rate of interest thereon, take and surrender security, exchange collateral by way of substitution, or in any way it deems necessary take, accept, withdraw, subordinate, alter, amend, modify or eliminate collateral, add or release or discharge endorsers, guarantors or other obligors (including, without limitation, Debtor), make changes of any sort whatever in the terms of payment of the Guaranty Obligations owed to it, or any of the other terms or conditions applicable to the Guaranty Obligations or of doing business with Debtor, settle or compromise with Debtor or any other Person or Persons liable on the Guaranty Obligations owed to it (including, without limitation, Debtor) and direct the order or manner of sale of any security or collateral, all on such terms at it may see fit, and may apply all moneys received from Debtor or others, or from any security or collateral held by it (whether held under a security instrument or not) in such manner upon the Guaranty Obligations owed to it (whether then due or not) as it may determine to be in its best interest, without in any way being required to marshal securities or assets or to apply all or any part of such moneys upon any particular part of the Guaranty Obligations. It is specifically agreed that neither the Administrative Agent nor any Lender is required to retain, hold, protect, exercise due care with respect thereto or perfect security interests in or otherwise assure or safeguard any collateral or security for the Guaranty Obligations. No exercise or nonexercise by the Administrative Agent and/or any Lender of any right or remedy of the Administrative Agent and/or any Lender shall in any way affect any of Guarantor’s obligations hereunder or any security furnished by Guarantor or give Guarantor any recourse against the Administrative Agent and/or any Lender. To the fullest extent permitted by applicable law, Guarantor hereby consents to any action that is described in this paragraph and taken or not taken by the Administrative Agent and/or any Lender prior to, on or after the Effective Date.

          The liability of Guarantor hereunder shall continue notwithstanding the incapacity, death, disability, dissolution or termination of any other Person or Persons (including, without limitation, Debtor). Neither (i) the failure of the Administrative Agent and/or any Lender to file or enforce a claim against the estate (either in administration, bankruptcy, insolvency or other proceeding) of Debtor or of any other Person, (ii) the disallowance or avoidance under the Federal Bankruptcy Code (11 U.S.C. § 101 et seq., as amended) (the “Bankruptcy Code”) of all or any portion of claims of the Administrative Agent and/or any Lender for repayment of the Guaranty Obligations or any security for the Guaranty Obligations, (iii) the use of cash or non-cash collateral under Section 363 of the Bankruptcy Code or any financing, extension of credit by the Administrative Agent and/or any Lender or grant of security interest to the Administrative Agent and/or any Lender under Section 364 of the Bankruptcy Code, nor (iv) any election of the Administrative Agent and/or any Lender in a proceeding instituted under the Bankruptcy Code, including without limitation any election of the application of Section 1111(b)(2) of the Bankruptcy Code, shall affect the liability of Guarantor hereunder; nor shall Guarantor be released from liability if recovery from Debtor or any other Person becomes barred by any statute of limitations or is otherwise restricted or prevented.

          Neither the Administrative Agent nor any Lender shall be required to pursue any other remedies before invoking the benefits of the guaranty of payment contained herein, and specifically they shall not be required to exhaust their respective remedies against Debtor or any surety or guarantor other than Guarantor or to proceed against any security now or hereafter existing for the payment of any of the Guaranty Obligations. The Administrative Agent and/or any Lender may maintain an action on this Guaranty, whether or not Debtor is joined therein or separate action is brought against Debtor.

          Guarantor absolutely and unconditionally covenants and agrees that in the event Debtor defaults in payment of the Guaranty Obligations, or any part thereof, for any reason, when such becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor on demand and without further notice of dishonor and without any notice with respect to any matter or occurrence having been given to Guarantor previous to such demand, shall pay the Guaranty Obligations.

          Guarantor further agrees that to the extent Debtor, Guarantor or any other Person makes a payment or transfers an interest in any property to the Administrative Agent and/or any Lender or the Administrative Agent and/or any Lender enforces any security interest or lien or exercises any rights of set-off, and such payment or transfer or proceeds of such enforcement or set-off, or any portion thereof, are subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to Debtor, Debtor’s estate, a trustee, receiver or any other Person under the Bankruptcy Code or any other bankruptcy law, state, federal or foreign law, common law or equitable cause, then to the extent of such avoidance or repayment, the Guaranty Obligations or part thereof intended to be satisfied shall be revived and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and continued in full force and effect as if said payment or transfer had not been made or such enforcement or set-off had not occurred.

          Unless and until the Guaranty Obligations are indefeasibly paid in full and all commitments to extend credit to Debtor under or pursuant to the Credit Agreement or the other Loan Documents are terminated, the payment by Guarantor of any amount pursuant to this Guaranty shall not in any way entitle Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Guaranty Obligations or any proceeds thereof, or any security therefor. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS GUARANTY, UNLESS AND UNTIL THE GUARANTY OBLIGATIONS ARE INDEFEASIBLY PAID IN FULL AND ALL COMMITMENTS TO EXTEND CREDIT TO DEBTOR UNDER OR PURSUANT TO THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS ARE TERMINATED, GUARANTOR HEREBY UNCONDITIONALLY WAIVES: (1) ANY CLAIM OR OTHER RIGHT, NOW EXISTING OR HEREAFTER ARISING, AGAINST DEBTOR OR ANY OTHER PERSON PRIMARILY OR CONTINGENTLY LIABLE FOR ALL OR ANY PART OF THE GUARANTY OBLIGATIONS, WHICH ARISES FROM OR BY VIRTUE OF THE EXISTENCE OR PERFORMANCE OF THIS GUARANTY, INCLUDING, WITHOUT LIMITATION: (A) ANY RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION, OR OTHER RIGHT TO PAYMENT, WHETHER OR NOT SUCH RIGHT IS REDUCED TO JUDGMENT, LIQUIDATED, UNLIQUIDATED, FIXED, CONTINGENT, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED; OR (B) ANY RIGHT TO AN EQUITABLE REMEDY FOR BREACH OF PERFORMANCE IF SUCH BREACH GIVES RISE TO A RIGHT TO PAYMENT, WHETHER OR NOT SUCH RIGHT TO AN EQUITABLE REMEDY IS REDUCED TO A JUDGMENT, FIXED, CONTINGENT, MATURED, UNMATURED, DISPUTED, UNDISPUTED, SECURED OR UNSECURED; AND (2) ANY RIGHT TO PARTICIPATE OR SHARE IN ANY RIGHT, REMEDY OR CLAIM OF THE ADMINISTRATIVE AGENT AND/OR ANY LENDER AGAINST ANY OF DEBTOR’S INCOME OR ASSETS OR WITH RESPECT TO ANY COLLATERAL OR OTHER SECURITY FOR ALL OR ANY PART OF THE GUARANTY OBLIGATIONS OR ANY OTHER RIGHT OR CLAIM OF THE ADMINISTRATIVE AGENT AND/OR ANY LENDER OF RECOURSE TO AND WITH RESPECT TO ANY ASSETS, INCOME OR PROPERTIES OF DEBTOR.

          Guarantor represents and warrants to the Administrative Agent that (i) the execution and delivery of this Guaranty by Guarantor was not undertaken by Guarantor with the “intent to hinder, delay, or defraud” (within the meaning of Indiana Code § 32-18-2-1 and § 548(a)(1) of the Bankruptcy Code) creditors or any other Persons; (ii) the Guaranty is a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms; and (iii) the execution of this Guaranty by Guarantor and Guarantor’s performance of all of its obligations hereunder have been duly authorized by all necessary corporate action. If at any time any portion of the obligations of Guarantor under this Guaranty shall be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable, the remaining portion of the Guaranty Obligations under this Guaranty shall not in any way be affected, impaired, prejudiced or disturbed thereby and shall remain valid and enforceable to the full extent permitted by applicable law. Notwithstanding anything in this Guaranty to the contrary, the liability of Guarantor hereunder shall be limited to the maximum amount which would not result in any one of the following conditions:

(1)	this Guaranty would constitute a fraudulent transfer within the meaning of Section 548(a) of the Bankruptcy Code;

(2)	this Guaranty would constitute a fraudulent transfer within the meaning of Ind. Code § 32-18-2-14, et seq.; or

(3)

this Guaranty would constitute a fraudulent conveyance or fraudulent transfer within the meaning of any other applicable Federal or state Bankruptcy, insolvency or other similar law or judicial decision.

          All principal of and interest on any and all indebtedness, liabilities and obligations of Debtor to Guarantor (the “Subordinated Debt”), whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to Guarantor, or held or to be held by Guarantor, whether created directly or acquired by assignment or otherwise, and whether evidenced by a written instrument or not, shall be expressly subordinated to the Guaranty Obligations. Guarantor agrees not to receive or accept any payment of the Subordinated Debt at any time until the Guaranty Obligations have been indefeasibly paid in full; and, in the event Guarantor receives any payment on the Subordinated Debt in violation of the foregoing, Guarantor will hold any such payment in trust for the Administrative Agent for the ratable benefit of the Lenders and forthwith turn it over to the Administrative Agent, in the form received, to be applied to the Guaranty Obligations.

          The rights of the Administrative Agent and the Lenders are cumulative and shall not be exhausted by their exercise of any of their respective rights under this Guaranty or otherwise against Guarantor or by any number of successive actions until and unless each and all of the obligations of Guarantor under this Guaranty have been fully performed, satisfied and discharged.

          This Guaranty shall be deemed to have been made under and shall be governed by the laws of the State of Indiana in all respects and shall not be waived, altered, modified or amended as to any of its terms or provisions except in writing duly signed by the Administrative Agent and Guarantor. This Guaranty shall bind Guarantor and Guarantor’s successors, assigns and legal representatives, and shall inure to the benefit of all transferees, credit participants, assignees, successors and endorsees of the Administrative Agent and the Lenders. The failure of any Person to execute or be bound by this Guaranty shall not release or affect the liability of Guarantor, and the liability of Guarantor under this Guaranty is not conditioned or contingent upon or subject in any way to obtaining or retaining the primary or secondary liability of any other Person with respect to all or any part of the Guaranty Obligations (including, without limitation, Debtor and the Other Guarantors).

          The Administrative Agent is relying and is entitled to rely upon each and all of the provisions of this Guaranty; and accordingly if any provision or provisions of this Guaranty should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect.

          GUARANTOR AND THE ADMINISTRATIVE AGENT (BY ITS ACCEPTANCE OF THIS GUARANTY) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG GUARANTOR AND THE ADMINISTRATIVE AGENT ARISING IN ANY WAY OUT OF OR WHICH IN ANY WAY INVOLVES ANY OF THE RIGHTS, OBLIGATIONS OR REMEDIES OF ANY PARTY TO THIS GUARANTY OR ANY DOCUMENT EXECUTED OR DELIVERED PURSUANT TO OR OTHERWISE IN CONNECTION WITH THIS GUARANTY, OR ANY RELATIONSHIP BETWEEN GUARANTOR AND THE ADMINISTRATIVE AGENT.

          GUARANTOR AGREES THAT THE COURTS OF THE STATE OF INDIANA LOCATED IN INDIANAPOLIS, INDIANA, AND THE FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF INDIANA, INDIANAPOLIS DIVISION, HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL ACTIONS AND PROCEEDINGS INVOLVING THIS GUARANTY AND GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH ACTION OR PROCEEDING. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT GUARANTOR MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING, INCLUDING ANY CLAIM THAT SUCH COURT IS AN INCONVENIENT FORUM, AND CONSENTS TO SERVICE OF PROCESS PROVIDED THE SAME IS IN ACCORDANCE WITH THE TERMS HEREOF. FINAL JUDGMENT IN ANY SUCH PROCEEDING AFTER ALL APPEALS HAVE BEEN EXHAUSTED OR WAIVED SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT.

[Signature Page Follows]

[Signature Page to Unlimited Continuing Guaranty]

          This Guaranty is executed and delivered to the Administrative Agent for the ratable benefit of the Lenders effective as of the Effective Date.

[Name of Subsidiary]

By: _____________________________________________

Name: ___________________________________________

Title: ____________________________________________